SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 2, 2004

                       STRUCTURED OBLIGATIONS CORPORATION

             (Exact name of registrant as specified in its charter)


DELAWARE                           001-32226        20-6193036
(STATE OR OTHER JURISDICTION OF   (COMMISSION      (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)    FILE NUMBER)     IDENTIFICATION NUMBER)

270 PARK AVENUE, NEW YORK, NEW YORK                                        10013
--------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)
REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE (212) 834-6000.
                                                  --------------

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Item 1.        Changes in Control of Registrant.

               NOT APPLICABLE.

Item 2.        Acquisition or Disposition of Assets.

               NOT APPLICABLE.

Item 3.        Bankruptcy or Receivership.

               NOT APPLICABLE.

Item 4.        Changes in Registrant's Certifying Accountant.

               NOT APPLICABLE.

Item 5.        Other Events.

Each issuer of an underlying security, or guarantor thereof, or successor thereto, as applicable, which represents ten percent (10%) or more of the aggregate principal amount of all securities held by the trust is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Periodic reports and other information required to be filed pursuant to the Exchange Act, by an issuer of an underlying security, or guarantor thereof, or successor thereto, as applicable, may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission (the "Commission") at 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system. Neither Structured Obligations Corporation nor the trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Structured Obligations Corporation. nor the trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting an issuer of an underlying security, or guarantor thereof, or successor thereto, as applicable, or an underlying security have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Item 6.        Resignations of Registrant's Directors.

               NOT APPLICABLE.

Item 7.        Financial Statements, Pro-Forma Financial Information and
               Exhibits.


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               (a)  NOT APPLICABLE.

               (b)  NOT APPLICABLE.

               (c)  EXHIBITS:

                    1. TRUSTEE'S REPORT WITH RESPECT TO THE AUGUST 2, 2004 DISTRIBUTION DATE FOR THE SELECT NOTES TRUST LT 2004-1

 Item 8.       Change in Fiscal Year

               NOT APPLICABLE.

Item 9.        Regulation FD Disclosure

               NOT APPLICABLE.


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                                              SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                By:  /S/ Chadwick S. Parson
                                                --------------------------------
                                                Name:   Chadwick S. Parson
                                                Title:  President


August 4, 2004


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EXHIBIT INDEX


Exhibit                                                                     Page

 1 Trustee's Report with respect to the August 2, 2004 Distribution Date 6 for the Select Notes Trust LT 2004-1



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                                    Exhibit 1

To the Holders of:
SELECT NOTES TRUST LT 2004-1
LONG TERM CERTIFICATES  SERIES 2004-1
*CUSIP:      81619PAF4

U.S. Bank Trust National Association, as Trustee for the Select Notes Trust LT 2004-1 (the "Trust"), hereby gives notice with respect to Interest Period commencing on the day after June 18, 2004 and including the August 2, 2004 Interest Distribution Date (the "Interest Period") in respect of the August 2, 2004 Interest Distribution Date (the "Interest Distribution Date") as follows:

1. The amount of interest received by the Trust during the Interest Period is as set forth below (each Certificateholder's pro rata portion of this amount is the amount to be included in such Certificate holder's Form
     1099).

                                $ 76,041.67

     a. Per certificate held amount of interest income to be included in Form 1099 for the year ending December 31, 2004 is set forth below.

                                $ 2.377788

2. The total of all interest distributed to Certificate holders during the Interest Period is set forth below.

                                $ 240,649.50

3. Total amount of advances made to the Trustee on the Interest Distribution Date is

                                $ 185,859.00

4. Total amount of advances repaid to the Advancing Party during the Interest Period is

                                $ 0.00

5.   The net total of advances made during the Interest Period is
                                $ 185,859.00

     a. The net amount owed by the Trust to the Advancing Party on the Interest Distribution Date is set forth below.

                                $ 185,859.00

6. The total amount of interest expense paid to the Advancing Party on the Interest Distribution Date is set forth below (each Certificateholder's pro rata portion of this amount should be included in a footnote to such Certificate holder's Form 1099 indicating that such amount should constitute investment indebtedness interest, which can be deducted by non-corporate taxpayers to the extent of such net investment income).

                                $ 0.00

     a. Per certificate held amount of interest expense to be included in Form 1099 for the year ending December 31, 2004 is set forth below.

                                $ 0.00

7. At the close of business on the Interest Distribution Date, there were 31,980 Certificates outstanding.

8. Payments made on Underlying Securities during the Interest period are as set forth below.


Payment Date    Description of Underlying Security        Principal     Interest
------------    ----------------------------------        ---------     --------
   07/18/04     DaimlerChrysler North America Holding      $ 0.00    $ 21,250.00
                Corporation. 8.50% Notes due January
                18, 2031

   07/15/04     CenturyTel, Inc. 6.875% Debentures ,       $ 0.00    $ 15,468.75
                Series G, due January 15, 2028

   07/15/04     Credit Suisse First Boston (USA), Inc.     $ 0.00    $ 16,031.25
                7.125% Notes due July 15, 2032

   08/01/04     Wyeth, 6.50% Notes due February 1, 2034    $ 0.00    $ 23,291.67


U.S. BANK TRUST NATIONAL ASSOCIATION, AS TRUSTEE


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*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

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